SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): May 20, 2002
                                                          ------------


                           THE SERVICEMASTER COMPANY
                           -------------------------
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      1-14762               36-3858106
           --------                      -------               ----------
   (State or Other Jurisdiction      (Commission File        (I.R.S. Employer
 of Incorporation or Organization)       Number)         Identification Number)



    2300 Warrenville Road, Downers Grove, Illinois           60515
    ----------------------------------------------           -----
      (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (630) 271-1300
                                                     --------------


                             Not Applicable
                             ---------------
       (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A (Amendment No. 1) is being filed for the purpose of including a revised Exhibit 16.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      EXHIBITS:

16.1     Letter of Arthur Andersen LLP dated May 24, 2002.

99.1     Press Release issued by the Company on May 22, 2002.*

             *Previously filed.



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

                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE SERVICEMASTER COMPANY


Date:  May 24, 2002       By:  /s/  Steven C. Preston
                                --------------------------------
                                Steven C. Preston
                                Executive Vice President and
                                Chief Financial Officer



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

                             EXHIBIT INDEX
Exhibit
Number   Description of Exhibit
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16.1     Letter of Arthur Andersen LLP dated May 24, 2002.






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